SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 2005
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                            BellaVista Capital, Inc.
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             (Exact name of registrant as specified in its charter)


           Maryland                  0-30507                     94-3324992
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 (State or other jurisdiction      (Commission                  (IRS Employer
       of incorporation)           File Number)              Identification No.)


    420 Florence Street Suite 200 Palo Alto, CA                  94301
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     (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (650) 328-3060
                                                           --------------

                     99 El Camino Real, Menlo Park, CA 94025
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          (Former name or former address, if changed since last report)


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Item 7.01  Regulation FD Disclosure.

On March 16, 2005, the registrant mailed to its shareholders of record a letter dated March 16, 2005, announcing the results of the vote taken at its special meeting of shareholders on March 14, 2005, together with a copy of the letter from the Inspector of Election appointed for purposes of calculating the vote. Copies of the letter and business plan are attached to this report as Exhibits
20.1 and 20.2, respectively.


Item 9.01.  Financial Statements and Exhibits


Exhibit 20.1      Letter to Shareholders dated March 16, 2005

Exhibit 20.2 Letter of Inspector of Elections to the Board of Directors, dated March 16, 2005




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   March 16, 2005          BellaVista Capital, Inc.



                                By:  /s/ MICHAEL RIDER
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                                     Michael Rider, Chief Executive Officer